Exhibit 99.3

NOTICE OF COURT MEETING

IN THE ROYAL COURT OF JERSEY
SAMEDI DIVISION

File No. 2025/151

IN THE MATTER OF WNS (HOLDINGS) LIMITED

and

IN THE MATTER OF ARTICLE 125 OF THE COMPANIES (JERSEY) LAW 1991

NOTICE IS HEREBY GIVEN that, by an order dated 29 July 2025 made in the above matter, the Royal Court of Jersey (the “Court”) has given permission for a meeting (the “Court Meeting”) to be convened of the holders of WNS Shares (as defined in the Scheme referred to below) for the purpose of considering and, if thought fit, approving the following resolution to approve a members’ scheme of arrangement (the “Scheme”) proposed to be made pursuant to Article 125 of the Companies (Jersey) Law 1991 (as amended) (the “Jersey Companies Law”) between WNS (Holdings) Limited (the “Company”) and the holders of WNS Shares and that such meeting will be held at the offices of Latham & Watkins LLP located at 99 Bishopsgate, London, EC2M 3XF, United Kingdom on August 29, 2025 at 2.00 p.m. (London Time), unless adjourned or postponed.

“That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Royal Court of Jersey be agreed to.”

Unless defined in this notice, capitalised terms used in this notice shall have the meaning given to them in Part VII (Definitions) of the Document which this notice forms part.

A copy of the said Scheme and a copy of the explanatory statement required to be published pursuant to Article 126 of the Jersey Companies Law are incorporated in the Document of which this notice forms part.

It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the Court may be satisfied that there is a fair representation of the opinion of WNS Shareholders.

Each member present in person or by proxy will be entitled to one vote for each WNS Share held at the Voting Record Time.

Votes to be taken by a poll and results

At the Court Meeting voting on the Scheme Resolution will be by poll rather than a show of hands. This is a more transparent method of voting as member votes are to be counted according to the number of shares held.

The quorum for the Court Meeting consists of two WNS Shareholders present in person together representing not less than one-third of the total voting rights of all the WNS Shareholders entitled to vote at the Court Meeting. Under the Articles, ‘present in person’ in relation to general meetings of WNS and to meetings of the holders of any class of shares, includes present by attorney or by proxy or, in the case of a corporate shareholder, by representative.

A vote withheld is not a vote in law, which means that the vote will not be counted in the calculation of votes for or against the resolution. If no voting indication is given, your proxy will vote or abstain from voting at his or her discretion unless you have appointed the Chair as proxy in which case the WNS Shares referenced on the Form of Proxy will be voted by the Chair of the Court Meeting FOR the Scheme Resolution at the Court Meeting. Your proxy will vote (or abstain from voting) as he or she thinks fit in relation to any other matter which is put before the Court Meeting.

The results of the voting at the Court Meeting will be announced as soon as practicable by public announcement in the United States and by making such announcement available on WNS’ investor relations site at https://ir.wns.com.

Voting Record Time

WNS Shareholders are strongly encouraged to submit proxy appointments and instructions for the Court Meeting as soon as possible by mail. WNS Shareholders are also strongly encouraged to appoint the Chair of the Court Meeting as their proxy. Instructions on how to appoint a proxy are set out in the notes below. To be valid, a form of proxy should be completed and returned in accordance with the instructions set out on the form. WNS Shareholders may also vote online following the instructions set out in the form of proxy, instead of submitting the proxy appointment and instructions for the Court Meeting by mail.

Entitlement to attend, speak and vote at the Court Meeting or any adjournment thereof in person, and the number of votes which may be cast at the Court Meeting, will be determined by reference to the register of members at 10.00 p.m. (London Time) on August 27, 2025. Changes to the register of members after this time shall be disregarded in determining the rights of any person to attend, speak and vote at the Court Meeting.

Joint Holders

Where there are joint registered holders of any WNS Share, such persons shall not have the right of voting individually in respect of any such WNS Share but shall elect one of their number to represent them and to vote whether in person or by proxy in their name. In default of such election the person whose name appears first in order in the register in respect of such share shall be the only person entitled to vote in respect thereof.

Corporate Representatives

As an alternative to appointing a proxy, any WNS Shareholder which is a body corporate may appoint one or more corporate representatives who may exercise on its behalf, all its powers as a member, provided that if two or more corporate representatives purport to vote in respect of the same shares, if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way, and in other cases the power is treated as not exercised.

In the case of a member which is a body corporate, the proxy form must be executed under its common seal or signed on its behalf by a person authorised to do so.

By the said order, the Court has appointed Mr. Keshav R. Murugesh or, failing him, any other WNS Director present at the Court Meeting to act as Chair of the Court Meeting and has directed the Chair to report the result of the meeting to the Court.

The said Scheme will be subject to the subsequent sanction of the Court.

Dated July 30, 2025

Mourant Ozannes (Jersey) LLP

22 Grenville Street
St. Helier
JE4 8PX
Jersey

Solicitors for WNS

Notes:

The following notes explain your general rights as a WNS Shareholder and your right to attend and vote at the Court Meeting or to appoint someone else to vote on your behalf.

1.      Right to appoint a proxy; procedure for appointment

WNS Shareholders are strongly encouraged to submit proxy appointments and instructions for the Court Meeting as soon as possible. To be valid, a form of proxy should be completed and returned in accordance with the instructions set out on the form.

Any power of attorney or any other authority under which the proxy form is signed (or a duly certified copy of such power or authority) must be included with the proxy form.

If you submit more than one valid proxy appointment, the appointment received last before the latest time for the receipt of proxies will take precedence.

WNS Shareholders may appoint more than one proxy provided that each proxy is appointed in respect of different WNS Shares held by such holder. WNS Shareholders who wish to appoint more than one proxy should contact Computershare to request additional Forms of Proxy. A space has been included in the Form of Proxy relating to the Court Meeting to allow WNS Shareholders to specify the number of shares in respect of which that proxy is appointed. WNS Shareholders who return the Form of Proxy relating to the Court Meeting duly executed but leave this space blank will be deemed to have appointed the proxy in respect of all of their WNS Shares.

WNS Shareholders are also strongly encouraged to appoint the Chair of the Court Meeting as their proxy.

If you receive more than one Form of Proxy because you own WNS Shares registered in different names or addresses, each Form of Proxy should be completed and returned in respect of each name and address.

Sending Forms of Proxy by mail

WNS Shareholders should send their completed Forms of Proxy to WNS’ registered office at 22 Grenville Street, St Helier, Jersey JE4 8PX, Channel Islands (Attn: Mourant Secretaries (Jersey) Limited) no later than 2.00 p.m. (London Time) on August 27, 2025 for the Court Meeting (or, if the Court Meeting is adjourned, no later than 48 hours before the time fixed for the adjourned Court Meeting).

To be valid, completed Forms of Proxy must be dated, completed, signed and deposited by mail as described in this Document. If you are a Beneficial Holder, please complete and sign the materials provided to you in accordance with the instructions provided to you by the relevant broker or other Intermediary.

2.      Voting online

WNS Shareholders may also vote online following the instructions set out in the Form of Proxy relating to the Court Meeting, instead of submitting the Form of Proxy by mail. Votes submitted online must be received not later than 2.00 p.m. (London Time) on August 27, 2025.

3.      Further questions and communication

If WNS Shareholders have any questions about the Court Meeting or the completion and return of the Form of Proxy relating to the Court Meeting, or voting online, please contact Computershare by phone at +1 (800) 736-3001. Calls are charged at the standard geographic rate and will vary by provider. Calls from outside the United States will be charged at the applicable international rate. The helpline is open between the hours of 8.00 a.m. and 8.00 p.m. (New York Time) on weekdays and 9.00 a.m. and 5.30 p.m. (New York Time) on Saturdays. Please note that Computershare cannot provide any financial, legal or tax advice and calls may be recorded and monitored for security and training purposes. If requested, copies of the Form of Proxy relating to the Court Meeting will be provided free of charge.

A copy of this notice is available for review at https://ir.wns.com.

You may not use any electronic address provided in either this Notice of Court Meeting or any related documents (including the Form of Proxy) to communicate with WNS for any purpose other than those expressly stated.

3